EXHIBIT 10 (fb)

                FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

     FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of September 1, 1994 (the "Fifth Amendment"), between THE HONGKONG AND SHANGHAI
BANKING CORPORATION LIMITED, a banking company organized and existing under the laws of Hong Kong, acting through its Chicago Branch (the "Bank"), and EVEREST & JENNINGS, INC., a California corporation (the "Borrower") with its principal place of business at 1100 Corporate Square Drive, St. Louis, Missouri 63132, and acknowledged by BRIERLEY INVESTMENTS LIMITED, a company incorporated under the laws of New Zealand (the "Guarantor"), and by BIL SECURITIES (OFFSHORE) LIMITED, a company incorporated under the laws of New Zealand ("BIL Securities").

                               WITNESSETH:

      WHEREAS, the Borrower and the Bank entered into a Revolving Credit Agreement dated as of September 30, 1992 as amended (i) by the First Amendment to Revolving Credit Agreement dated as of February 5, 1993 between the Bank and the Borrower and acknowledged by the Guarantor and BIL Securities, (ii) by the Second Amendment to Revolving Credit Agreement dated as of March 30, 1993 between the Bank and the Borrower and acknowledged by the Guarantor and BIL Securities, (iii) by the Third Amendment to Revolving Credit Agreement dated as of September 30, 1993 between the Bank and the Borrower and acknowledged by the Guarantor and BIL Securities, and (iv) by the Fourth Amendment to Revolving Credit Agreement dated as of October 8, 1993 between the Bank and the Borrower and acknowledged by the Guarantor and BIL Securities (such Revolving Credit Agreement as so amended, as amended hereby and as it may be further amended from time to time being the "Agreement") pursuant to which the Bank agreed to extend credit to the Borrower upon the terms and subject to the conditions set forth in the Agreement;

      WHEREAS, to secure the obligations of the Borrower to the Bank, the Guarantor issued for the benefit of the Bank a guaranty dated as of September 30, 1992 and BIL Securities entered into a subordination agreement dated as of September 30, 1992 for the benefit of the Bank and such guaranty and subordination agreement remain in full force and effect;

      WHEREAS, the Borrower, the Guarantor and BIL Securities have requested the Bank to extend by approximately two years the scheduled occurrence of the Cash Advance Repayment Date, the Letter of Credit Availability Date and the Repayment Date and to waive, for purposes of this Fifth Amendment only, the requirement that any such extension may not exceed 364 days (the "Section 2.6 Requirement") and the Bank is willing to so extend such scheduled dates and to waive the Section 2.6 Requirement, subject to the terms and conditions hereof and to the continuing effectiveness of the Guarantee and the Subordination Agreement;

      NOW, THEREFORE, in consideration of the premises and the mutual agreement as contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      Section 1. Definitions. Unless otherwise specifically defined herein, each capitalized term shall have the meaning ascribed to such term in the Agreement. Unless otherwise indicated, any reference to a "section" is a reference to a section in the Agreement.

      Section 2. Ratification. Except as amended hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects. Without limiting the terms of the Guarantee, by its acknowledgment of this Fifth Amendment, the Guarantor affirms for the benefit of the Bank that the Guarantee shall remain and continue in full force and effect, the Guarantor confirms the Guarantee in all respects and the Guarantor acknowledges that the Borrower's obligations in respect of Cash Advances made, and Letters of Credit issued, under the Agreement constitute Obligations (as such term is defined in the Guarantee). Without limited the terms of the Subordination Agreement, by its acknowledgment of this Fifth Amendment, BIL Securities affirms for the benefit of the Bank that the Subordination Agreement shall remain and continue in full force and effect and confirms the Subordination Agreement in all respects.

     Section 3.  Amendments to the Agreement.

           (a) Section 1.1 of the Agreement is hereby amended by modifying the following terms to read as follows and any reference in the Agreement to such terms shall have the following meanings:

                (1) "Cash Advance Repayment Date" means the earlier to occur of (i) September 30, 1996 and (ii) such Date to which the Obligations may be accelerated hereunder.

                (2) "Letter of Credit Availability Date" means the earlier to occur of (i) September 30, 1996, or such date to which the Letter of Credit Availability Date may, in the sole discretion of the Bank, be extended pursuant to Section 2.6, and (ii) such date to which the Obligations may be accelerated hereunder.

                (3) "Repayment Date" means the earliest to occur of (i) September 30, 1997 or 364 days from such later date to which the Letter of Credit Availability Date may, in the sole discretion of the Bank, be extended pursuant to Section 2.6,
          (ii) the latest termination or stated expiration date of any Letter of Credit issued hereunder and (iii) such date to which the Obligations may be accelerated hereunder.

      Section 4. Waiver. Solely for purposes of this Fifth Amendment, the Bank hereby waives the Section 2.6 Requirement.

      Section 5. Effectiveness. This Fifth Amendment shall become effective upon its execution by the parties hereto, the acknowledgment of the Guarantor and of BIL Securities and delivery of the executed Fifth Amendment, as so acknowledged, to the Bank and upon delivery to the Bank of a certificate of the Guarantor in form and substance reasonably satisfactory to the Bank. Without limiting the provisions of Section 8.2 of the Agreement, the Borrower hereby agrees to pay the fees and expenses incurred by the Bank (including the reasonable legal fees of Baker & McKenzie) in connection with the preparation and negotiation of this Fifth Amendment.

      Section 6. Representations and Warranties. The Borrower hereby repeats such of the representations and warranties contained in Article IV of the Agreement as if fully set forth herein and represents and warrants that, except as previously disclosed to the Bank in writing, each such representation and warranty is true and correct as of the date hereof, provided that the representation and warranty contained in
Section 4.7 shall also refer to the most recent audited and unaudited financial statements delivered by the Borrower to the Bank. For the avoidance of doubt, this Fifth Amendment constitutes an Operative Document.

      Section 7. Governing Law. This Fifth Amendment shall be governed by the laws of the State of Illinois (without regard to any conflicts of law).

      Section 8. Execution in Counterparts. This Fifth Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement and all signatures need not appear on any one counterpart.

      IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers as of the date first set above.


THE HONGKONG AND SHANGHAI
BANKING CORPORATION LIMITED             EVEREST & JENNINGS, INC.
By:  (MICHAEL C. CUTLIP)                By:  (TIMOTHY W. EVANS)
Its:  Vice President                    Its:  Vice President - Finance
Date:  9-21-94                          Date:  9-7-94


Acknowledged by:                        Acknowledged by:
BRIERLEY INVESTMENTS LIMITED            BIL SECURITIES (OFFSHORE)
                                        LIMITED
By:  (RODNEY PRICE)                     By:  (M.S. HORTON)
Its:  Executive Director                Its:  Director
Date:  9-20-94                          Date:  9-21-94